Income Taxes	6 Months Ended		12 Months Ended
	Jun. 30, 2025	Jun. 28, 2025	Dec. 31, 2024	Dec. 28, 2024
Income Taxes [Line Items]
INCOME TAXES

NOTE 13. INCOME TAXES

Income taxes are accounted for under the asset and liability method as required by ASC 740, Income Taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred income tax assets and liabilities are measured at the enacted income tax rates expected to apply in the taxable year that the asset or liability is expected to be recovered or settled.

We recorded income tax expense of $3.9 million and $5.4 million for the three and six months ended June 30, 2025 (Successor), respectively. The effective tax rate, inclusive of discrete items, was 106.3% and (26.0)% for the three and six months ended June 30, 2025 (Successor), which is driven by a combination of the disparity between results of operations as well as the tax jurisdictions across the United States and Canada, and the valuation allowance discussed in further detail below.

We recorded income tax expense of $7.9 million and $7.2 million for the three and six months ended June 30, 2024 (Predecessor), respectively. The effective tax rate, inclusive of discrete items, was 321.6% and 1,506.1% for the three and six months ended June 30, 2024 (Predecessor), respectively, which is primarily driven by Canadian federal and provincial tax rates as well as non-deductible stock compensation expense of $16.8 million recorded during the three months ended June 30, 2024.

The Company evaluated and considered all available evidence, both positive and negative, to determine whether, based on the weight of that evidence, a valuation allowance for its deferred tax assets was needed. The deferred tax assets are composed primarily of net operating loss carryforwards and 163(j) interest limitation carryforwards. The Company primarily relies on reversing tax liabilities to support the realization of its deferred tax assets. Based on available evidence and limitations on interest deductions under the tax law, the Company recorded a valuation allowance of $11.1 million as of June 30, 2025, primarily against the interest expense carryforward. The Company will continue to assess the evidence and the realizability of the deferred tax assets at each reporting date. Should evidence regarding the realizability of the Company’s deferred tax assets change at a future point in time, the Company will adjust the valuation allowance as required.

On July 4, 2025, the “One Big Beautiful Bill Act,” was enacted into law. The legislation includes changes to federal tax law, including the restoration of immediate expensing of domestic research and development (“R&D”) expenditures, reinstatement of 100% bonus depreciation and more favorable rules for determining the limitation on business interest expense, among other changes. Since the enactment occurred after the balance sheet date but before the issuance of the unaudited condensed consolidated financial statements, these changes were not reflected in the income tax provision for the three and six months ended June 30, 2025. The Company is currently evaluating the impact on future periods.

Note 14. Income Taxes

The Company had pre-tax income (loss) as follows:

	2024		2023	2022
	Successor July 30 to December 31	Predecessor January 1 to July 29 (As Restated)	Predecessor January 1 to December 31	Predecessor January 1 to December 31
Domestic	$(128,633)	$(30,305)	$(38,505)	$(6,030)
Foreign	17,925	17,845	34,225	29,481
Total pre-tax income (loss)	$(110,708)	$(12,460)	$(4,280)	$23,451

The provision for income taxes consists of the following:

	2024		2023	2022
	Successor July 30 to December 31	Predecessor January 1 to July 29 (As Restated)	Predecessor January 1 to December 31	Predecessor January 1 to December 31
Current
Federal	$(248)	$—	$8,058	$5,288
State	908	879	2,564	2,017
Foreign	8,099	11,397	15,130	14,414
Total current tax provision	8,759	12,276	25,752	21,719

Deferred
Federal	(9,634)	(5,868)	(14,912)	(9,265)
State	(1,246)	(1,506)	(2,215)	(1,737)
Foreign	(3,135)	(1,659)	(6,616)	(7,048)
Total deferred tax provision	(14,015)	(9,033)	(23,743)	(18,050)
Increase (decrease) in valuation allowance	$—		$—	$(261)
Net deferred tax provision	$(14,015)	$(9,033)	$(23,743)	$(18,311)
Provision (benefit) for income taxes	$(5,256)	$3,243	$2,009	$3,408

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income as follows:

	2024				2023		2022
	Successor July 30 to December 31		Predecessor January 1 to July 29 (As Restated)		Predecessor January 1 to December 31		Predecessor January 1 to December 31
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Federal income tax provision at statutory tax rate	(23,249)	21%	(2,617)	21%	(898)	21%	4,925	21%
State income taxes, net of federal benefit	(260)	—%	(1,436)	12%	283	(7)%	581	3%
Foreign tax rate differential	842	(1)%	1,522	(12)%	1,097	(26)%	889	4%
Permanent differences	—	—%	(315)	2%	504	(12)%	87	—%
Meals and entertainment	673	(1)%	877	(7)%	1,496	(35)%	611	3%
Goodwill	—	—%	—	—%	(576)	14%	(576)	(2)%
Transaction costs	2,730	(2)%	(5,154)	41%	—	—%	—	—%
Bargain purchase gain	—	—%	—	—%	—	—%	(2,480)	(11)%
Stock compensation	14,705	(13)%	172	(1)%	309	(7)%	—	—%
Bonus	—	—%	(2,185)	17%	—	—%	—	—%
State rate deferred benefit	—	—%	—	—%	(557)	13%	(828)	(4)%
Foreign deferred rate change	—	—%	—	—%	40	(1)%	33	—%
Change in valuation allowance	—	—%	12,596	(101)%	—	—%	—	—%
Other	(697)	1%	(217)	1%	311	(7)%	166	1%
Provision (benefit) for income taxes	$(5,256)	5%	$3,243	(27)%	$2,009	(47)%	$3,408	15%

Global Intangible Low Taxed Income (“GILTI”) is a tax on income that is earned by certain foreign affiliates owned by a U.S. shareholder. GILTI is generally intended to impose tax on the earnings of a foreign corporation that are deemed to exceed a certain threshold return relative to the underlying business investment. The Company has determined that due to the statutory high tax exception related to foreign earnings, there was no impact of GILTI for the Successor period ended December 31, 2024 and the Predecessor years ended December 31, 2023 and 2022.

Deferred income tax attributes resulting from differences between financial accounting and income tax bases of assets and liabilities are as follows:

	December 31,
	2024 Successor	2023 Predecessor
Deferred income tax assets
Net operating loss carryforward	$16,183	$11,926
Allowance for doubtful accounts	1,030	536
Accrued expenses	1,852	1,832
IRC Sec 163(j) interest carryforward	29,839	15,189
Deferred share based compensation	398	3,315
Pension and workers compensation	1,087	655
Accrued compensation	1,875	944
Tax credits	1,082	1,083
IRC Sec 174 capitalized costs	1,250	1,182
Other	1,103	643
Gross deferred income tax assets	$55,699	$37,305

Deferred income tax liabilities
Property and equipment	(27,520)	(10,967)
Goodwill and other intangibles	(178,086)	(58,457)
Other	—	(807)
Total deferred income tax liabilities	(205,606)	(70,231)
Net deferred income taxes	$(149,907)	$(32,926)

At December 31, 2024 the Company’s net deferred income tax balance within the consolidated balance sheet consisted of long-term deferred tax assets of approximately $0.8 million and long term deferred tax liabilities of approximately $150.7 million. At December 31, 2023, the balance consisted of long term deferred tax assets of approximately $2.4 million and long term deferred tax liabilities of approximately $35.3 million.

The Company evaluated and considered all available evidence, both positive and negative, to determine whether, based on the weight of that evidence, a valuation allowance for its deferred tax assets was needed. The deferred tax assets are composed principally of net operating loss carryforwards and 163(j) interest limitation carryforwards. Based on available evidence, the Company recorded a valuation allowance of $12.6 million as of July 29, 2024. As a result of the Admiral acquisition and the new basis of accounting, the Company assessed and determined a valuation allowance was not necessary in the Successor period. The release of the $12.6 million allowance had no impact on the Predecessor or Successor provision (benefit) for income taxes. We will continue to monitor the evidence and the realizability of our deferred tax assets in future periods. Should evidence regarding the realizability of our deferred tax assets change at a future point in time, we will adjust the valuation allowance as required.

At December 31, 2024 and 2023, the Company had U.S. federal income tax net operating losses (“NOLs”) of approximately $67.9 million and $48.4 million, respectively. At December 31, 2024 and 2023, the Company had U.S. state income tax NOLs of approximately $14.9 million and $10.8 million, respectively. The federal NOLs do not expire and the state NOLs will begin to expire in 2030. In addition, the Company had foreign NOLs of approximately $1.6 million and $2.3 million at December 31, 2024 and 2023, respectively, which will begin to expire in 2037.

For U.S. federal tax purposes, the tax years 2021 and after remain open and subject to examination. For most U.S. state tax purposes, tax years 2020 and after remain open and subject to examination. For Canadian federal tax purposes, tax years 2020 and after remain subject to examination.

The Company has unrecognized tax benefits of $4.8 million at December 31, 2024 and $15.7 million at December 31, 2023. The following table summarizes the change in the Company’s unrecognized tax benefits, excluding interest and penalties:

	2024		2023
	Successor July 30 to December 31	Predecessor January 1 to July 29 (As Restated)	Predecessor January 1 to December 31
Balance, beginning of period	$13,976	$15,667	$15,667
Additions for tax positions related to the current year	—	—	—
Additions for tax positions from prior years	—	—	—
Reductions for tax positions from prior years	—	—	—
Settlement payments	—	—	—
Statues of limitations expirations	(9,148)	(1,691)	—
Translation and other	—	—	—
Balance, end of period	$4,828	$13,976	$15,667

At November 14, 2022, the Company recorded a $14.5 million unrecognized tax benefit on its balance sheet as long-term tax payable related to the pre-acquisition tax exposures of Versa. The Company is fully indemnified for any future realization of the liability through escrow funding and, as such, has also recorded a long-term asset of $14.5 million. On July 29, 2024, the Company released $1.7 million of the unrecognized tax benefit as a result of the expiration of the statue of limitations. In addition, on December 31, 2024 the Company released an additional $8.4 million of the unrecognized tax benefit related to Versa also as a result of the expiration of the statute of limitations. The corresponding long-term asset of $14.5 million was also reduced by $1.7 million and $8.4 million for the corresponding periods, respectively. In addition, the Company reduced the reserve by an additional $0.7 million as a result of the expiration of the statute of limitations on state tax returns as of December 31, 2024. The Company classifies interest and penalties related to unrecognized tax benefits as a component of income tax expense, which was not significant during the Successor period ending December 31, 2024 and the Predecessor period ending December 31, 2023, respectively.

NV5 Global, Inc. [Member]
Income Taxes [Line Items]
INCOME TAXES

Note 14 – Income Taxes

As of June 28, 2025 and December 28, 2024, the Company had net deferred income tax assets of $34,555 and $27,277, respectively. Net deferred income tax assets are primarily due to the capitalization of research and development costs under Section 174 of the Internal Revenue Code and the amortization of intangible assets.

The Company’s effective income tax rates were 11.2% and 13.4% during the three and six months ended June 28, 2025, respectively, and (27.8)% and (26.4)% during the three and six months ended June 29, 2024, respectively. The difference between the effective income tax rate and the combined statutory federal and state income tax rate was primarily due to a decrease in the recognition of excess tax benefits from stock-based payments and research and experimentation tax credits during the six months ended June 28, 2025 as compared to the six months ended June 29, 2024.

The Company evaluates tax positions for recognition using a more-likely-than-not recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information. Fiscal years 2012 through 2014 are considered open tax years in the State of California. Fiscal years 2021 through 2024 are considered open tax years in the U.S. federal jurisdiction, state jurisdictions, including the State of California, and foreign jurisdictions. It is not expected that there will be a significant change in the unrecognized tax benefits within the next 12 months.

In 2021, the Organization for Economic Co-operation and Development (“OECD”) released Pillar Two Global Anti-Base Erosion model rules, designed to ensure large corporations are taxed at a minimum rate of 16% for FY2025 and 15% for FY2024 in all countries of operation. The United States has not enacted legislation to implement Pillar Two rules, but recently reached an understanding with the other G7 countries to implement a “side-by-side” arrangement to allow Pillar Two and the U.S. tax system to operate in parallel with a full exclusion for U.S. multinational enterprises from the Pillar Two under taxed profits rule and the income inclusion rule. There have been no proposed changes to the application of qualified domestic top-up taxes that are applicable to our foreign subsidiaries. The Pillar Two rules have been enacted or substantively enacted in certain jurisdictions in which the Company operates. The Company is continuing to assess the Pillar Two rules, however, based on the legislation enacted at this stage Pillar Two had no impact on our Q2 2025 ETR and we do not currently expect Pillar Two to significantly impact our ETR for 2025.

On July 4, 2025, the One Big Beautiful Bill Act (“the Act”) was signed into law, enacting significant changes to tax and spending policies. Management is currently evaluating the potential impact of this legislation. Based on preliminary analysis, the Act may positively affect cash taxes due to the immediate expensing of domestic research and experimentation costs incurred in 2025 and future years, compared to the capitalization and amortization of such costs over a five year period under prior law, and the immediate 100% bonus depreciation expensing provision that was made permanent on qualified property acquired and placed in service on or after January 19, 2025. We do not anticipate that these changes will have a material impact on our consolidated results of operations or financial position.

Note 17 – Income Taxes

Earnings before income taxes for fiscal years ended 2024, 2023, and 2022 consisted of the following:

	Fiscal Years Ended
	December 28, 2024	December 30, 2023	December 31, 2022
Income before income tax benefit (expense)
Federal	$15,290	$39,065	$57,962
Foreign	10,963	7,938	4,412
Total income before income tax benefit (expense)	$26,253	$47,003	$62,374

Income tax expense for fiscal years ended 2024, 2023, and 2022 were as follows:

	Fiscal Years Ended
	December 28, 2024	December 30, 2023	December 31, 2022
Current:
Federal	$11,134	$22,183	$20,977
State	6,378	5,658	9,040
Foreign	2,010	1,583	943
Total current income tax expense	19,522	29,424	30,960

Deferred:
Federal	(17,631)	(23,586)	(15,401)
State	(3,612)	(2,577)	(3,161)
Foreign	(5)	18	3
Total deferred income tax benefit	(21,248)	(26,145)	(18,559)

Total income tax (benefit) expense	$(1,726)	$3,279	$12,401

Temporary differences comprising the net deferred income tax asset shown in the Company’s consolidated balance sheets were as follows:

	December 28, 2024	December 30, 2023
Deferred tax asset:
Lease liabilities	$8,891	$10,381
Tax carryforwards	1,199	2,328
Accrued compensation	10,624	11,275
Billings in excess of costs and estimated earnings on uncompleted contracts	4,000	5,089
Allowance for doubtful accounts	1,298	1,487
Capitalized Research and Development Costs	57,754	43,140
Other	1,505	1,998
Total deferred tax asset	$85,271	$75,698

Deferred tax liability:
Acquired intangibles	$(36,424)	$(45,579)
Right-of-use assets	(8,289)	(9,746)
Depreciation and amortization	(11,133)	(11,423)
Other	(2,148)	(2,562)
Total deferred tax liability	$(57,994)	$(69,310)
Net deferred tax asset	$27,277	$6,388

As of December 28, 2024 and December 30, 2023, the Company had net non-current deferred tax assets of $27,277 and $6,388, respectively. No material valuation allowances are recorded against the Company’s deferred income tax assets as of December 28, 2024 and December 30, 2023. Deferred tax assets primarily relate to capitalized research and development costs under Section 174 of the Internal Revenue Code and accrued compensation, which are partially offset by deferred tax liabilities primarily related to intangible assets, and depreciation and amortization. Beginning in 2022, the Tax Cuts and Jobs Act eliminates the option to currently deduct research and development costs in the period incurred and requires taxpayers to capitalize and amortize such costs over five years pursuant to Section 174 of the Internal Revenue Code.

As of December 28, 2024, the Company has $826 of tax-effected U.S. federal net operating loss carryforwards that will not expire, $88 of foreign net operating loss carryforwards (net of valuation allowance), of which $45 begin to expire in the year 2028 and $43 that will not expire, and $170 of tax-effected state net operating loss carryforwards, of which $51 that began expiring in the year 2024 and $119 that will not expire. The majority of the net operating loss carryforwards are subject to limitation under the Internal Revenue Code of 1986, as amended (“IRC”) Section 382. Additionally, as of December 28, 2024, the Company has $117 of tax-effected state tax credit carryforwards that will expire in the year 2042.

Total income tax (benefit) expense was different than the amount computed by applying the Federal statutory rate as follows:

	Fiscal Years Ended
	December 28, 2024	December 30, 2023	December 31, 2022
Tax at federal statutory rate	$5,496	$9,871	$13,099
State taxes, net of Federal benefit	2,004	2,618	3,853
Stock-based compensation	879	(2,190)	(1,495)
Federal and state tax credits	(12,724)	(9,064)	(3,983)
Changes in unrecognized tax position	1,383	652	(73)
Acquisition costs and settlements	892	314	1,098
Non-U.S. income (loss) taxed at different statutory tax rates	(377)	(55)	23
Other	721	1,133	(121)
Total income tax (benefit) expense	$(1,726)	$3,279	$12,401

The Company’s consolidated effective income tax rate was (6.6)%, 7.0%, and 19.9% for fiscal years 2024, 2023, and 2022, respectively.

The Company and its subsidiaries file income tax returns in the U.S. Federal jurisdiction and various state and foreign jurisdictions. The Company evaluates tax positions for recognition using a more-likely-than-not recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information. Fiscal years 2012 through 2014 and 2020 through 2024 are considered open tax years in the State of California. Fiscal years 2021 through 2024 are considered open tax years in the U.S. Federal jurisdiction, state jurisdictions, including the State of California, and foreign jurisdictions.

As of December 28, 2024 and December 30, 2023, the Company had $2,481 and $1,633, respectively, of gross unrecognized tax benefits, which if recognized, $2,329 and $1,440 would affect our effective tax rate. The Company expects to reverse an immaterial amount of unrecognized tax benefits in the next 12 months. A reconciliation of the beginning and ending amount of unrecognized tax benefits were as follows:

	December 28, 2024	December 30, 2023	December 31, 2022
Balance, beginning of period	$1,633	$966	$1,071
Additions based on tax positions related to the current year	894	447	131
Additions for tax positions of prior years	562	297	6
Lapse of statute of limitations	(62)	(77)	(103)
Reductions for positions of prior years	(51)	—	(139)
Settlement	(495)	—	—
Balance, end of period	$2,481	$1,633	$966

The Company records accrued interest and penalties related to unrecognized tax benefits in income tax expense. Accrued interest and penalties related to unrecognized tax benefits in the Consolidated Balance Sheets were $414 and $378 as of December 28, 2024 and December 30, 2023, respectively.

On October 4, 2021, 136 members of the Organization for Economic Co-operation and Development (“OECD”) agreed to a global minimum tax rate of 15% and on December 20, 2021, OECD published its model rules on the agreed minimum tax known as the Global Anti-Base Erosion (“GloBE”) rules. On December 14, 2022, the European Council approved its directive to implement Pillar Two of the GloBE rules regarding a 15% global minimum tax rate. Many EU countries have enacted certain provisions of this directive as of January 1, 2024. In addition, many G20 nations have also enacted the OECD guidance. Under the GloBE rules, a company would be required to determine a combined ETR for all entities located in a jurisdiction. If the jurisdictional tax rate is less than 15%, an additional tax generally will be due to bring the jurisdictional effective tax rate up to 15%. Pillar Two legislation has been enacted or substantively enacted in certain jurisdictions in which the Company operates. Pillar Two had no impact on our 2024 ETR and we do not currently expect Pillar Two to significantly impact our ETR going forward.